SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          TOP AIR MANUFACTURING, INC.
     ----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[  ]     Fee  computed on  table below  per  Exchange Act  Rules 14a-6(i)(4) and
         0-11.

         1)  Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------
         2)  Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------
         4)  Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------
         5)  Total fee paid:

             -------------------------------------------------------------------
[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of  the fee is  offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

             -------------------------------------------------------------------
         2)  Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------
         3)  Filing Party:

             -------------------------------------------------------------------
         4)  Date Filed:

             -------------------------------------------------------------------

                           Top Air Manufacturing, Inc.
                             317 Savannah Park Road
                             Cedar Falls, Iowa 50613

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held on November 3, 1999

TO OUR STOCKHOLDERS:

The Annual Meeting of the Stockholders of Top Air Manufacturing, Inc., an Iowa corporation, will be held at the Holiday Inn, 5826 University Avenue, Cedar Falls, Iowa, at 1 p.m. local time on Wednesday, November 3, 1999, for the following purposes:

         1. To elect a board of eight directors to serve until the next annual meeting and until their successors are elected and qualified; and

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 10, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof. Commencing two business days after the date hereof and continuing through the meeting, a list of all stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be open during usual business hours to the examination of any stockholder for any purpose germane to the annual meeting, at the office of the Company set forth above.

A copy of the Company's annual report for its fiscal year ended May 31, 1999, accompanies this notice.

                                            By Order of the Board of Directors,

                                            /s/ Steven F. Bahlmann

                                            Steven F. Bahlmann, Secretary
Cedar Falls, Iowa
October 4, 1999


WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING ACCORDING TO YOUR WISHES. YOUR PROXY WILL NOT BE USED IF YOU ATTEND AND VOTE AT THE MEETING IN PERSON.

                           Top Air Manufacturing, Inc.
                             317 Savannah Park Road
                             Cedar Falls, Iowa 50613


                                 PROXY STATEMENT

Solicitation of Proxies

The enclosed proxy is solicited by the Board of Directors of Top Air Manufacturing, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn, 5826 University Avenue, Cedar Falls, Iowa, at 1 p.m. local time on Wednesday, November 3, 1999, or at any adjournment thereof. Whether or not you expect to attend the meeting in person, please complete and return your executed proxy, promptly, in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes.

The Company will bear the entire cost of soliciting proxies. Proxies will be solicited primarily by mail; however, directors, officers and certain employees of the Company and its subsidiaries may also solicit proxies personally or by telephone or other means, but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, are being requested to distribute proxy materials to beneficial owners and to obtain such beneficial owners' instructions concerning the voting of proxies and will be reimbursed by the Company for their reasonable out-of-pocket expenses incurred in providing such services.

The accompanying Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed form of proxy are first being mailed or given to stockholders on or about October 4, 1999.

Revocation of Proxy

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting, a written notice of revocation or a later-dated, properly executed proxy.

Record Date

Only stockholders of record at the close of business on September 10, 1999 will be entitled to vote at the meeting or any adjournment thereof.

Actions to be Taken Under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, that is, S. Lee Kling, or, if unable or unwilling to serve, Steven R. Lind, will vote:

(A) FOR the election of the persons named herein as nominees for Directors of the Company to hold office until the next annual meeting of the stockholders of the Company and until their successors shall have been duly elected and qualified; and

(B) According to such person's judgment on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

Should any nominee named herein for election as a Director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable to serve.


Voting Securities and Security Ownership of Certain Beneficial Owners and Management

On September 10, 1999, the record date for the determination of the stockholders entitled to vote at the annual meeting, there were 4,968,957 shares of common stock, no par value per share ("Common Stock"), outstanding, which shares constitute all of the outstanding capital stock of the Company. Each share of Common Stock is entitled to one vote on all matters submitted, including the election of Directors. A majority of the outstanding shares of Common Stock present in person or represented by proxy will constitute a quorum at the meeting. Votes that are withheld in the election of directors, abstentions on all other matters properly brought before the meeting and proxies relating to "street name" shares which are not voted by brokers on one or more, but less than all, matters (so-called "broker non-votes") will be considered present for purposes of determining a quorum.

If a quorum is present, the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the meeting is required to approve any proposal submitted to the annual meeting, including the election of Directors. For purposes of determining whether a proposal has received a majority vote, abstentions and withholding of authority will be included in the vote totals with the result that an abstention or withholding of authority will have the same effect as a negative vote. Broker non-votes will not be included in the vote totals and, therefore, will have no effect on the vote.

The following table sets forth as of September 10, 1999, the beneficial ownership of each current Director (including the nominees for election as Directors), each of the Executive Officers named in the Summary Compensation Table set forth herein, the Executive Officers and Directors as a group, and each other shareholder known to the Company to own beneficially more than 5% of the outstanding Common Stock. Unless otherwise indicated, the Company believes that the beneficial owners set forth in the table have sole voting and investment power.

                                      No. of Shares
  Name and Address                    Beneficially                     Percent
  of Beneficial Owner                    Owned                         of Class
  -------------------                 -------------                    --------

Robert J. Freeman and                 1,850,000  (1)                   37.23%
Dennis W. Dudley, Trustees
under Amended and Restated
Voting Trust Agreement
dated 9/15/92
9387 Dielman Industrial Dr.
St. Louis, MO 63132

Wayne W. Whalen                       1,150,000                        23.14%
4920 S. Greenwood
Chicago, IL 60615

Wayne C. Dudley                         678,784  (2)(3)                13.64%
21498 Highway 20
Parkersburg, IA 50665

Robert J. Freeman                       307,750  (2)(3)                 6.18%
5755 Dupree Drive
Suite 110
Atlanta, GA 30327

Franklin A. Jacobs                      313,750  (2)(3)                 6.30%
9387 Dielman Industrial Drive
St. Louis, MO 63132

S. Lee Kling                            305,350  (2)(3)                 6.14%
1401 S. Brentwood Blvd.
St. Louis, MO 63144

Sanford W. Weiss                        137,828  (2)(3)                 2.77%
1209 Washington Ave.
St. Louis, MO 63103

Dennis W. Dudley                         59,931  (2)(3)                 1.20%
R.R.1
Parkersburg, IA 50665

Steven R. Lind                           67,667  (4)                    1.35%
317 Savannah Park Road
Cedar Falls, IA 50613

Thaddeus P. Vannice, Sr.                 21,667  (5)                    0.44%
317 Savannah Park Road
Cedar Falls, IA 50613

All Directors and Executive           2,133,634  (6)                   41.51%
Officers as a Group
(12 persons)

------------------

(1) The Amended and Restated Voting Trust Agreement (the "Voting Trust") was adopted September 15, 1992 and terminates January 4, 2000 or by earlier agreement. The names and addresses of the voting trustees are:
         Dennis W. Dudley, R.R. 1, Parkersburg, IA 50665, and Robert J. Freeman, 5755 Dupree Drive, Suite 110, Atlanta, GA 30327. Voting power of the shares deposited in the Voting Trust is shared equally by the trustees. Pursuant to the Voting Trust, the trustees are required to vote to elect Wayne C. Dudley, Dennis W. Dudley, Robert J. Freeman, Franklin A. Jacobs, S. Lee Kling and Sanford W. Weiss as Directors.

(2)      Includes shares subject to the Voting Trust discussed in footnote (1).

(3)      Includes   options  to  purchase   7,500  shares  which  are  currently
         exercisable or will become exercisable within 60 days of the date of this Proxy Statement.

(4)      Includes   options  to  purchase  51,667  shares  which  are  currently exercisable or will become exercisable within 60 days of the date of this Proxy Statement.

(5)      Includes   options  to  purchase   1,667  shares  which  are  currently
         exercisable or will become exercisable within 60 days of the date of this Proxy Statement.

(6) Includes options to purchase 171,334 shares which are currently exercisable or will become exercisable within 60 days of the date of this Proxy Statement.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

The Company's Amended and Restated Articles of Incorporation and Bylaws provide for the election of the Directors of the Company on an annual basis. The total number of Directors is eight and the holders of the Company's Common Stock will vote on the election of eight Directors to serve until the next annual meeting of the stockholders of the Company and until their successors shall have been duly elected and qualified.

The Board of Directors recommends a vote FOR each of the nominees identified below.

                         Information About The Nominees

The following table sets forth certain information concerning the nominees for Director, each of whom is currently a Director of the Company.

  Name                    Age       Position                      Director Since
  ----                    ---       --------                      --------------

Steven R. Lind             37       President, Chief Executive         1993
                                    Officer and Director

Thaddeus P. Vannice, Sr.   52       Chief Financial Officer            1997
                                    and Director

Wayne C. Dudley            68       Director                           1981

Dennis W. Dudley           47       Director                           1981

Robert J. Freeman          71       Director                           1990

Franklin A. Jacobs         66       Director                           1990

Sanford W. Weiss           66       Director                           1990

S. Lee Kling               70       Director                           1990


Set forth below is a description of the background of each of the nominees for Director.

Steven R. Lind has served as President of the Company since November 1992 and was appointed Chief Executive Officer in July 1993. He also has served as a Director of the Company since 1993. Mr. Lind served as Controller of the Company from August 1988 to May 1990 and as Chief Financial Officer of the Company from May 1990 to November 1992.

Thaddeus P. Vannice, Sr., was appointed a Director of the Company in January 1997, as the designee of Wayne Whalen, pursuant to the agreement under which the Company acquired Ficklin Machine Co., Inc. ("Ficklin Machine") and was appointed Chief Financial Officer of the Company at that time. Prior thereto, Mr. Vannice served as President, Chief Financial Officer and Director of Ficklin Machine since March 1996. Mr. Vannice served as President and Director of Prairie Bancorp, an Illinois based multi-bank holding company from 1989 to 1995, and as its Chief Executive Officer from November 1991 to May 1995.

Wayne C. Dudley is the founder of the Company, has served as a Director of the Company from 1981 to the present, and served as the Chairman of the Board and President or Chief Executive Officer of the Company from 1981 until 1992. Mr. Dudley is currently a member of the Audit Committee.

Dennis W. Dudley has served as a Director of the Company since 1981. From 1989 until 1992, he served as President and Chief Operating Officer of the Company. Currently, Mr. Dudley is self-employed. Mr. Dudley is the son of Mr. Wayne C. Dudley.

Robert J. Freeman has served as a Director of the Company since 1990. He has been retired for 21 years. Mr. Freeman currently serves on the Audit Committee and the Compensation and Stock Option Committee.

Franklin A. Jacobs has served as a Director of the Company since 1990. Mr. Jacobs has served as Chief Executive Officer and Chairman of the Board and a Director of Falcon Products, Inc., a St. Louis-based commercial furniture manufacturer, for approximately 40 years.

Sanford W. Weiss has served as a Director of the Company since 1990. Mr. Weiss currently serves on the Audit Committee and the Compensation and Stock Option Committee. Mr. Weiss is the Chairman of Weiss & Neuman Shoe Company, a company that was established in 1926 which owns retail shoe stores and leased shoe departments. Mr. Weiss has worked for Weiss & Neuman since 1957.

S. Lee Kling has served as a Director of the Company and Chairman of the Board since 1990. Mr. Kling currently serves on the Compensation and Stock Option Committee. He also serves as Chairman of the Board of Kling Rechter & Co., a merchant banking firm, and as a Director of the following entities: Falcon Products, Inc.; National Beverage Corp.; Bernard Chaus, Inc.; Electro Rent Corp.; and Union Planters Corporation.

Board of Directors, Committees and Meetings Held

During the fiscal year that ended on May 31, 1999, the Board of Directors held four regular meetings and one special meeting. Each Director attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period and (ii) the total number of meetings held during the period by all committees of the Board of Directors on which he served.

The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee. The Audit Committee evaluates significant matters relating to the audit and internal controls of the Company and reviews the scope and results of the audits conducted by the Company's independent public accountants. During fiscal 1999, the Audit Committee met once. The Compensation and Stock Option Committee reviews the Company's remuneration policies and practices, including executive compensation, and administers the Company's stock option plan. During fiscal 1999, the Compensation and Stock Option Committee met once.

The Board of Directors evaluates and nominates qualified nominees for election or appointment as Directors and qualified persons for selection as Executive Officers. The Board of Directors will give appropriate consideration to a written recommendation by a stockholder for the nomination of a qualified person to serve as a Director of the Company, provided that such recommendation contains sufficient information regarding the proposed nominee for the Board of Directors to properly evaluate such nominee's qualifications to serve as a Director.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Executive Officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to the Company or written representations that no reports were required to be filed, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 1999.

Director Compensation

For their services, the Company pays a quarterly Director's fee of $1,500 to each non-employee Director. In addition, the Company pays S. Lee Kling a fee of $1,000 per month for serving as Chairman of the Board and consulting services rendered to the Company. Directors are also entitled to be reimbursed for expenses incurred by them in attending meetings of the Board of Directors and its committees.

The Company maintains the Top Air Manufacturing, Inc. Stock Option Plan, as amended, (the "Stock Option Plan") the purpose of which is to further the long-term stability and financial success of the Company, by attracting and retaining key employees and non-employee members of the Board of Directors of the Company through the use of stock incentives. The Stock Option Plan provides for the discretionary granting of stock options (either non-qualified or incentive stock options) and is administered by the Company's Compensation and Stock Option Committee. On February 2, 1999, each non-employee Director of the Company received a non-qualified stock option to purchase 2,500 shares of the Company's Common Stock at an exercise price of $1.00 per share, the fair market value of a share of the Company's Common Stock on the date of grant. The options become exercisable at the rate of one-third of the total number of shares subject to the options on each of the first, second and third anniversaries of the date of grant and have a term of ten years, subject, generally, to earlier termination upon the cessation of services as a Director or the death, retirement or permanent disability of the holder thereof.


                               EXECUTIVE OFFICERS

The following table sets forth certain information concerning the Executive Officers of the Company who are not also Directors of the Company:

Name                       Age         Position
----                       ---         --------

James R. Harken            44          Vice-President - Operations

Scott L. Wildeboer         39          Vice-President - Manufacturing

Steven F. Bahlmann         41          Chief Accounting Officer, Secretary and
                                       Treasurer

Jerome M. Sechler          58          Vice-President - Sales and Marketing


Mr. Harken has served as Vice President - Operations since September 1982.

Mr. Wildeboer has served as Vice President - Manufacturing since January 1990.

Mr. Bahlmann has served as Secretary and Treasurer since October 1993 and as Chief Accounting Officer since May 1998. Mr. Bahlmann served as Controller of the Company from January 1993 to May 1998. Prior thereto, Mr. Bahlmann was employed as a Staff Accountant with McGladrey & Pullen, LLP, certified public accountants, from 1987 to 1993.

Mr. Sechler has served as Vice-President of Sales and Marketing since May 1999. Prior thereto, Mr. Sechler served as Director of Sales and Marketing for Parker Industries from 1996 to 1999 and 1970 to 1995 as Territory Manager, Product Manager and National Sales Manager for Ag Equipment Group, Farmhand, Glencoe and Tye.

The following table sets forth certain information regarding the compensation paid to the Chief Executive Officer of the Company. No other officer of the Company received a combined annual salary and bonus in excess of $100,000 during fiscal 1999.


                           SUMMARY COMPENSATION TABLE

                                                                 Long-Term Compensation
                              Annual Compensation                       Awards
                              -------------------                ----------------------
                                                          Restricted       Securities
Name and Principal                                      Stock Award(s)     Underlying        All Other
Position               Year  Salary ($)   Bonus ($)         ($)          Options/SARs (#)  Compensation ($)
-----------------------------------------------------------------------------------------------------------
Steven R. Lind        1999    89,596        ---            ---               7,500             3,293 (1)
President and         1998    80,000      16,000           ---               7,500             2,327
Chief Executive       1997    73,615      45,135           ---              10,000             1,879
Officer

------------------------------

(1) Includes a contribution by the Company of $3,164 in 1999 to its 401(k) Plan on behalf of Mr. Lind. Also includes premiums in the amount of $129 paid by the Company in 1999 for term life insurance.


Stock Options

The following table sets forth certain information concerning stock options granted under the Company's Stock Option Plan during fiscal 1999 to the Chief Executive Officer of the Company:


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                Individual Grants

                                                % of Total
                    Number of Securities        Options/SARs
                   Underlying Options/SARs  Granted to Employees   Exercise or Base     Expiration
Name                     Granted (#)           in Fiscal Year       Price ($/Sh)           Date
----------------------------------------------------------------------------------------------------

Steven R. Lind            7,500 (1)                8.5                    1.00             2/2/09


------------------------------

(1) The option listed above was issued at fair market value on date of grant and is exercisable in 33-1/3% annual increments, beginning on the first anniversary of the date of grant and on each anniversary thereafter. The option listed above will expire ten years from date of grant, subject, generally, to earlier termination upon cessation of employment or the death, retirement or permanent disability of the holder thereof.


The following table sets forth certain information concerning the number and value of unexercised stock options held by the Company's Chief Executive Officer outstanding at fiscal year-end (May 31, 1999). No stock options were exercised during fiscal 1999.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                              Number of Securities       Value of Unexercised
                                              Underlying Unexercised        In-the-Money
                                                   Options/SARs             Options/SARs
                 Shares                             At FY-End                At FY-End
                 Acquired on      Value          (#) Exercisable/         ($) Exercisable/
       Name      Exercise (#)   Realized ($)      Unexercisable           Unexercisable (1)
--------------------------------------------------------------------------------------------
Steven R. Lind     N/A            N/A             51,667/15,833            18,642/2,325

------------------------------

(1) Based on a per share price of $1.31, being the last transaction price on May 28, 1999, the last trading day of the Company's fiscal year.



Employment Arrangements

The Company entered into an employment agreement with Steven R. Lind, dated November 6, 1992, which was subsequently amended as of October 19, 1994 (the "Agreement"). Under the terms of the Agreement, Mr. Lind will provide full time service to the Company in exchange for an annual salary of not less than $52,500, which may increased by the Board of Directors from time to time. Currently, the Board has set Mr. Lind's salary at $95,000. The Agreement also provides that in the event the Company terminates Mr. Lind's employment for reasons other than failure to perform, death, disability or commission of a felony, Mr. Lind is entitled to receive a termination fee in an amount equal to fifty percent (50%) of his then current fixed annual salary. The Agreement prohibits Mr. Lind from competing against the Company for two years after the termination of his employment with the Company, regardless of the reason for such termination.

Certain Relationships and Related Transactions

On January 1, 1991, the Company refinanced a short-term note receivable from Wayne C. Dudley, a former Chief Executive Officer of the Company, in the amount of $53,407. The note, as amended, is non-interest bearing and is payable in three installments per year through January 1, 2004. The balance of the note on May 31, 1999 was $24,172.

In November 1997, the Company announced that the Board of Directors had authorized the Company's purchase of up to 100,000 shares of its Common Stock, in open market transactions at the then prevailing market prices and in one or more private transactions. Such purchases would be made by the Company at the discretion of management over the ensuing twelve-month period. On September 28, 1998, the Company purchased 100,000 shares of the Company's Common Stock from Wayne C. Dudley, a Director of the Company, for $175,000. The price paid per share was the then-current market price of the Common Stock on the day of the transaction ($1.75).

Relationship with Independent Auditors

McGladrey & Pullen, LLP was the Company's independent auditor for the fiscal year ended May 31, 1999. Acting upon the recommendation of the Audit Committee, the Board of

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

Directors has selected McGladrey & Pullen, LLP to serve as the Company's independent public auditors for the fiscal year ending May 31, 2000. Representatives of McGladrey & Pullen, LLP are not expected to be present at the annual meeting.

Stockholder Proposals

Stockholder proposals intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the Company by June 6, 2000 for inclusion in the Company's proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

In addition, under the Securities and Exchange Commission's proxy rules, if a stockholder wishes to bring a proposal before the annual meeting of stockholders outside the proxy inclusion process discussed above but does not provide written notice of the proposal to the Company at least 45 days before the anniversary date of the day the proxy materials were first mailed for the prior year's annual meeting of stockholders, such notice will be untimely and any proxies received by the Board of Directors from the stockholders in response to its solicitation will be voted by the Company's designated proxies in their discretion on such matter, regardless of whether specific authority to vote on such matter has been received from the stockholder submitting such proxies. Accordingly, any stockholder who wishes to submit a proposal at the 2000 Annual Meeting of Stockholders and also wishes to avoid, in certain instances, the possibility of discretionary voting by the Company's proxies on such matter must give written notice to the Secretary of the Company on or before August 20, 2000.

A COPY OF THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR ITS FISCAL YEAR 1999 ACCOMPANIES THIS PROXY STATEMENT.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL YEAR 1999 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO TOP AIR MANUFACTURING, INC., 317 SAVANNAH PARK ROAD, CEDAR FALLS, IOWA 50613; ATTENTION: SECRETARY.

                                 OTHER BUSINESS

The Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting other than as set forth in the Notice of Annual Meeting of Stockholders which accompanies this Proxy Statement. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                            By Order of the Board of Directors,

                                            /s/ Steven F. Bahlmann

                                            Steven F. Bahlmann, Secretary
Cedar Falls, Iowa
October 4, 1999

                                      PROXY
                                      -----

                           TOP AIR MANUFACTURING, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 3, 1999

The undersigned hereby appoints S. Lee Kling, with full power of substitution, or if S. Lee Kling is unable or declines to exercise such rights hereunder, the undersigned appoints Steven R. Lind, with full power of substitution, the true and lawful attorney-in-fact, agent and proxy of the undersigned to vote all the shares of Common Stock, no par value, of Top Air Manufacturing, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Holiday Inn, 5826 University Avenue, Cedar Falls, Iowa, at 1:00 p.m. local time, Wednesday, November 3, 1999, and at any adjournment thereof, on the following items of business as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement:

1.  ELECTION OF DIRECTORS:

    |_|   FOR all nominees listed below, except as marked  to the contrary below

    |_|   WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees: Wayne C. Dudley,  Dennis W.  Dudley,  Robert J.  Freeman,  Franklin A.
          Jacobs,  S. Lee Kling,  Sanford W. Weiss,  Steven R. Lind and Thaddeus
          P. Vannice, Sr.

Instruction: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below:


------------------------------------     ---------------------------------------
                            (Continued on other side)

                           (Continued from other side)

2.       OTHER MATTERS

         In his discretion, with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL THE NOMINEES LISTED UNDER PROPOSAL 1 (OR SUCH OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS TO REPLACE ANY UNAVAILABLE NOMINEE) AND IN THE DISCRETION OF THE PROXIES, WITH RESPECT TO THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                                        DATE ____________________________,  1999


                                        ----------------------------------------

                                        ----------------------------------------


Please date and sign exactly as your name appears on this Proxy Card. In the case of joint holders, each should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee or guardian, please give full title as such. If a corporation, please execute in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                       2